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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                 June 12, 1996
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                         COMMISSION FILE NO.:  1-13936


                            BOSTONFED BANCORP, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)


Delaware                                                         52-1940834
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(State or other Jurisdiction of Incorporation                 (IRS Employer or
organization)                                                Identification No.)


17 New England Executive Park, Burlington, Massachusetts            01803
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code             (617) 273-0300
                                                              ------------------




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ITEM 5.  OTHER EVENTS.
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      On June 12, 1996, BostonFed Bancorp, Inc. announced it had received regulatory approval to repurchase up to 329,481 shares of its common stock commencing after the public release of the Company's earnings for the quarter ended June 30, 1996. The repurchases will be made in open market transactions, until such time as 5% of the Company's currently outstanding shares have been repurchased and will be completed no later than October 24, 1996. Attached hereto is the press release announcing the stock repurchase program.


ITEM 7(C)  EXHIBITS.
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Exhibit 99.1  Press Release dated June 12, 1996




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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      By: /s/ David F. Holland
                                         ---------------------------------------
                                         David F. Holland
                                         President and Chief Executive Officer



Dated:    June 18, 1996